Exhibit 23(ii)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement No. 333-252290 on Form S-1 of our report dated March 4, 2021, relating to the financial statements of MEMBERS Life Insurance Company.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

June 16, 2021